                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement           / / Confidential,
                                              for Use of the Commission Only
/X/ Definitive Proxy Statement                (as permitted by Rule 14a-6(e)(2))

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Market Street Fund, Inc.
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                (Name of Registrant as Specified in Its Charter)

                            Market Street Fund, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total Fee Paid:

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     / / Fee paid previously with preliminary materials.

     /X/ Fee no longer required.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing party:

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     (4) Date filed:

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    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                            MARKET STREET FUND, INC.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                                GROWTH PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 1997

TO OWNERS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS ISSUED BY PROVIDENT MUTUAL LIFE INSURANCE COMPANY ("PMLIC") OR PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA ("PLACA") ENTITLED TO GIVE VOTING INSTRUCTIONS IN CONNECTION WITH SEPARATE ACCOUNTS OF PMLIC OR PLACA.

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Growth Portfolio of the Market Street Fund, Inc. (the "Fund") will be held on April 24, 1997 at 9:00 a.m. Eastern Time, in the third floor Executive Conference Room, at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

     The Meeting will be held for the following purposes:

     1. To approve or disapprove the investment advisory agreement between the Fund and Sentinel Advisors Company ("SAC") respecting SAC providing investment advisory services for the assets of the Growth Portfolio; and

     2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     Separate Accounts of PMLIC and PLACA are the only shareholders of the Fund. However, PMLIC and PLACA hereby solicit and agree to vote the shares of the above-mentioned Portfolio of the Fund at the Meeting in accordance with timely instructions received from owners of variable life insurance policies and variable annuity contracts ("variable contracts") having contract values allocated to separate accounts invested in such shares.

     As a variable contract owner of record at the close of business on March 5, 1997, you have the right to instruct PMLIC or PLACA as to the manner in which Fund shares attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of the Growth Portfolio of the Fund for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                            By Order of the Board of Directors

                                            Adam Scaramella
                                            Secretary

Berwyn, Pennsylvania
March 25, 1997

                            MARKET STREET FUND, INC.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 MARCH 25, 1997

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                          P R O X Y S T A T E M E N T
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     This Proxy Statement is being furnished on behalf of the Board of Directors of Market Street Fund, Inc. (the "Fund") by Provident Mutual Life Insurance Company ("PMLIC") to owners of certain variable life insurance policies and variable annuity contracts issued by PMLIC and having contract values on the record date allocated to a separate account of PMLIC invested in certain shares of the Fund and by Providentmutual Life and Annuity Company of America ("PLACA") to owners of variable life insurance policies and variable annuity contracts having contract values on the record date allocated to a subaccount of a separate account of PLACA invested in such shares.

     This Statement is being furnished in connection with the solicitation of voting instructions from owners of such variable life insurance contracts and such variable annuity contracts (together, "variable contracts") for use at a Special Meeting of shareholders of the Growth Portfolio of the Fund (the "Meeting"). The Meeting is to be held on Thursday, April 24, 1997, at 9:00 a.m., Berwyn, Pennsylvania, at the offices of PMLIC in the third floor Executive Conference Room, 1050 Westlakes Drive, Berwyn, Pennsylvania for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Statement and the Voting Instruction Form is March 25, 1997.

     At the Meeting, shareholders of the Growth Portfolio (the "Portfolio") will be asked:

     1. To approve or disapprove the investment advisory agreement between the Fund and Sentinel Advisors Company ("SAC") pursuant to which SAC will provide investment advisory services to the assets of the Portfolio; and

     2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

                           GENERAL VOTING INFORMATION

     Separate accounts of PMLIC and PLACA are the only shareholders of the Fund. PMLIC and PLACA will each vote the shares of the Portfolio at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under variable life insurance policies and variable annuity contracts funded through separate accounts of PMLIC and PLACA.

     PMLIC and PLACA will each vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a Voting Instruction Form is received that does not specify a choice, PMLIC or PLACA will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. In certain circumstances, PMLIC or PLACA has the right to disregard voting instructions from certain variable contract owners. PMLIC and PLACA do not believe that these circumstances exist with respect to matters currently before shareholders. Owners may revoke previously submitted voting instructions given to PMLIC or PLACA at any time prior to the Meeting by notifying the Secretary of the Fund in writing.

     The Fund, a Maryland corporation organized in 1985, is registered with the U.S. Securities and Exchange Commission (the "Commission") as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").

     The Board of Directors of the Fund has fixed March 5, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of March 5, 1997, there were outstanding 335,902.82 shares of stock representing an interest in the Portfolio. None of the directors or executive officers of the Fund beneficially owns, directly or indirectly, any shares of the Fund. To the best knowledge of the Board of Directors of the Fund, PMLIC and PLACA, there are no owners of variable contracts, as of March 5, 1997, who have the right to instruct PMLIC or PLACA as to 5% or more of the Portfolio's stock. As of March 5, 1997, PMLIC and PLACA held directly the following number of shares of the Portfolio's stock 230,045.13 and 105,857.69.

     Approval of the proposal discussed in this Proxy Statement requires the affirmative vote of a majority of the votes entitled to be cast for the Portfolio or 67% or more of the outstanding votes present (in person or by proxy) at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present, whichever is less.

                     APPROVAL OR DISAPPROVAL OF INVESTMENT
                               ADVISORY AGREEMENT

     Currently, Newbold's Asset Management, Inc. ("NAM") serves as the investment adviser for the Growth Portfolio pursuant to an investment advisory agreement dated September 11, 1990 ("NAM Agreement"), which was last approved by the Shareholders of the Growth Portfolio on August 10, 1990 at a special meeting of such shareholders.. The continuance of this agreement up to the present was approved by the Fund's Board on February 28, 1996. The NAM Agreement is attached hereto as Exhibit A. Effective March 1, 1993, the Fund entered into an investment advisory agreement with Sentinel Advisors Company ("SAC") for the Bond, Managed and Aggressive Growth Portfolios of the Fund, effective March 11, 1996, extended the agreement to include the Sentinel Growth and Common Stock Portfolios of the Fund and effective April 25, 1996 further extended the agreement to include the Money Market Portfolio. On February 27, 1997, the Board of Directors of the Fund, including a majority of the "non-interested" directors within the meaning of the 1940 Act, approved the termination of the NAM Agreement and approved a separate investment advisory agreement between the Fund and SAC respecting SAC's provision of investment advice to the fund for the Growth Portfolio ("SAC Agreement"). The SAC Agreement is substantially similar to the NAM Agreement and is attached hereto as Exhibit B.

     Under the NAM Agreement, NAM receives a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the Growth Portfolio, and 0.30% of the average daily net assets of the Growth Portfolio in excess of $40 million. During 1996, the Fund paid NAM $592,350. Under the SAC Agreement, SAC would receive a fee computed and accrued on the same basis as that under the NAM Agreement with respect to the Growth Portfolio.

     SAC, an investment adviser registered under the Investment Advisers Act of 1940 is a general partnership owned and controlled by Sentinel Advisors, Inc., an indirectly wholly-owned subsidiary of National Life Insurance Company ("National Life"); Providentmutual Management Co., Inc., an indirectly wholly-owned subsidiary of Provident Mutual; HTK of Delaware, Inc., a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"); and Sentinel Management Company, a partnership of wholly-owned subsidiaries of National Life, Provident Mutual and Penn Mutual, which is SAC's Managing General Partner. SAC is located at National Life Drive, Montpelier, Vermont 05604. In addition to providing investment advisory services to certain portfolios of the Fund, SAC provides investment advisory and management services for the Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust, each an open-end investment company whose shares are offered to the public, to two separate accounts of the Selector Group Annuity Contract offered by PMLIC to fund qualified corporate retirement plans, to an endowment fund for a college and to American Guaranty & Trust Company, an affiliated trust company with respect to individual trust accounts.

     The SAC Agreement was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors on February 27, 1997 and if approved by the shareholders will become effective on May 1, 1997. After approval by the shareholders, the SAC Agreement shall continue until December 31, 1998 and thereafter for successive annual periods ending December 31, of each year, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) by the vote of a "majority" of the shareholders of the Portfolio, as defined in sec.13(b) of the Investment Company Act of 1940, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting such approval. The NAM Agreement may be terminated at any time without the payment of any penalty, (i) by a majority of the Directors for cause or upon sixty days written notice addressed to the Adviser or (ii) by a vote of a "majority" of the shareholders, as defined in sec.13(b) of the Investment Company Act of 1940, or (iii) by the Adviser on sixty days written notes and is terminated automatically in the event of its assignment, will continue in effect from year to year as long as continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors. The SAC Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors or by SAC and is terminated automatically in the event of its assignment.

     Under the Amendment to the SAC Agreement, as under the NAM Agreement, expenses that are borne directly by the Portfolio include investment advisory fees, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal securities laws, interest, certain taxes, charges of the Custodian and Transfer Agent, and other expenses attributable to a particular Portfolio. Expenses which are allocated on the basis of size of the respective Portfolios include "non-interested" Directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, Securities and Exchange Commission fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Certain administrative services are provided to the Fund by Provident Financial Processing Corporation ("PFPC") pursuant to an administrative agreement. The fees for such services are allocated among the Portfolios based on their respective size. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. PFPC is located at 103 Bellevue Parkway, Wilmington, DE 19809.

     PMLIC has agreed to reimburse the Fund for operating expenses and interest charges, excluding investment advisory fees and brokerage expenses, in excess of an annual rate of 0.40% of the average daily net asset value of the Growth Portfolio.

     This discussion of the SAC Agreement and the NAM Agreement is qualified in its entirety by reference to the SAC Agreement and the NAM Agreement as set forth in Exhibit A and B to this Statement.

     In determining whether it was appropriate to terminate the NAM Agreement and approve (and recommend to shareholders that they approve) the proposed SAC Agreement, the Board of Directors, including the "non-interested" directors, considered matters and materials provided by NAM and SAC as well as a report by an independent consultant. The independent consultant's report compared the performance, portfolio composition and volatility of the Portfolio under NAM's management and a similar portfolio managed by SAC over the past ten years. The report analyzed, among other things, the relative weightings of "value" vs. "growth" type stocks in each of these portfolios, the annual portfolio turnover rates of each and the styles of equity management utilized by NAM and SAC. Representatives of NAM and SAC also made brief presentations to the Board of Directors. In addition to the foregoing, the Board of Directors considered information about, among other things, the following: (1) the nature and quality of services that NAM has provided to the Portfolio over recent years, (2) the nature and quality of services that SAC has provided to other of the Fund's portfolios in recent years, (3) the qualifications of the personnel of NAM and SAC, (4) recent changes in senior personnel and organizational structure at NAM over the past two years, (5) the recent policies and practices of both SAC and NAM in assigning personnel resources to the Portfolio or other portfolios of the Fund,
(6) the projected profitability to SAC of managing the Portfolio over the next year, and (7) any significant regulatory compliance issues that might have affected either NAM or SAC.

     In their deliberations regarding the termination of the NAM Agreement and the approval of the proposed SAC Agreement, the Board of Directors focused most of their attention on the information in items (1), (2) and (4) as well as on the report of the independent consultant. In addition, the Board also considered the fact that the advisory fees are identical under both the NAM Agreement and the SAC Agreement and the fact that PMLIC has a significant ownership interest in SAC. Finally, the Board gave considerable weight to the recent changes of NAM's style of managing equity portfolios and the similarity of SAC's style to the manner the Portfolio was historically managed.

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH PORTFOLIO VOTE TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND SENTINEL ADVISORS COMPANY.

                                 OTHER MATTERS

UNDERWRITING AGREEMENTS:

     1717 Capital Management Company ("1717") serves, without compensation, as the "principal underwriter" (i.e., distributor), as defined in the 1940 Act, of the Fund pursuant to a written agreement initially dated November 11, 1985 and amended most recently as of May 1, 1992. On February 27, 1997, the Board of Directors, including a majority of the "non-interested" directors, approved the continuance of this agreement, as amended. 1717 also is the principal underwriter of the variable contracts pursuant to an underwriting agreement, dated November 1, 1991, with PMLIC and its separate accounts and pursuant to an underwriting agreement with PLACA and its separate accounts dated May 1, 1992.

     1717 is registered with the Commission under the Securities Exchange Act of 1934 as a broker dealer, and is a member of the National Association of Securities Dealers, Inc. 1717 is a wholly-owned subsidiary of PMLIC, and is located at Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850.

PROXY SOLICITATION EXPENSES:

     All expenses in connection with the preparation of proxy materials will be borne by PMLIC and PLACA. The solicitation of voting instructions will be conducted by employees of PMLIC, at the expense of PMLIC and PLACA. Typically, the solicitation will be conducted by mail, but it may also be conducted by telephone or telegram.

SHAREHOLDER PROPOSALS:

     Because the Fund does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation materials for a special meeting of shareholders must be received by the Fund a reasonable time before the date proxy statements are mailed to shareholders.

FUND ANNUAL REPORT:

     The Fund will furnish, without charge, a copy of the annual report of the Fund, to a shareholder upon request. Such request should be directed to Katherine De Peri at Provident Mutual Life Insurance Company, 1050 Westlakes Drive, Berwyn, PA 19312, (800) 523-4681.

OTHER MATTERS AT THE MEETINGS:

     The Fund, PIMC and PMLIC know of no matters other than those discussed herein that may come before the Meetings.

INQUIRIES:

     Variable contract owners may make inquiries by contacting the Fund, PMLIC or PLACA.

                                    APPENDIX

I.  PRINCIPAL EXECUTIVE OFFICERS OF SAC

                       NAME                                   PRINCIPAL OCCUPATION
-------------------------------------------------- ------------------------------------------
Keniston P. Merrill............................... Chief Executive Officer
Rodney A. Buck.................................... Senior Vice President
                                                   Vice President and Director of Equity
Robert L. Lee, Jr................................. Research
Dean C. Howe...................................... Treasurer
D. Russell Morgan................................. Counsel

     SAC is a partnership, owned and controlled by Sentinel Advisors, Inc., an indirectly wholly-owned subsidiary of National Life Insurance Company ("National Life"); Providentmutual Management Co., Inc., an indirectly wholly-owned subsidiary of Provident Mutual; HTK of Delaware, Inc., a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"); and Sentinel Management Company, a partnership of wholly-owned subsidiaries of National Life, Provident Mutual and Penn Mutual, which is SAC's Managing General Partner.

     The address of all SAC officers and the Managing General Partner is:

        Sentinel Advisors Company
        One National Life Drive
        Montpelier, VT 05604

II.

     The following is a list of the other registered investment company and other clients of SAC, their net assets as of December 31, 1996 and the current advisory fees on an annual basis:

     (A) As compensation for its services to each of the eleven portfolios of Sentinel Group Funds, Inc., which it manages, SAC's contract provides for fees as follows:

     (1) With respect to the Emerging Growth Fund ($104.5 million), Growth Fund ($68.1 million), World Fund ($75.1 million), and Balanced Fund ($299.2 million).
        0.70% per annum on the first $200 million of aggregate average daily net assets of such funds;
        0.65% per annum on the next $100 million of such assets;
        0.60% per annum on the next $100 million of such assets;
        0.55% per annum on such assets in excess of $400 million;
        The fee paid to SAC during 1996 was $606,143 for the Emerging Growth Fund, $408,970 for the Growth Fund, $410,600 for the World Fund and $1,816,160 for the Balanced Fund.

     (2) With respect to the Common Stock Fund ($1,284.9 million); 0.55% per annum on the average daily net assets of the fund; The fee paid to SAC during 1996 for the Common Stock Fund was $6,465,612.

     (3) With respect to the Bond ($101.9 million), Tax-Free Income ($98.9 million) New York Tax Free Income ($5.8 million), Government Securities ($89.8 million) and Short-Intermediate Government Funds ($38.2 million); 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds;
        0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million;
        The fee paid to SAC during 1996 was $544,871 for the Bond Fund, $543,844 for the Tax-Free Income Fund, $29,353 for the New York Tax Free Income Fund, $519,717 for the Government Securities Fund and $196,596 for the Short-Intermediate Government Fund.

     (4) With respect to the 100% U.S. Treasury Money Market Fund ($86.2 million).
        0.40% per annum on the first $300 million of average daily net assets of the fund; and
        0.35% per annum on such assets in excess of $300 million;
        The fee paid to SAC during 1996 for the U.S. Treasury Money Market Fund was $331,675.

     (B) As compensation for its services to Sentinel Pennsylvania Tax-free Trust ($34.0 million), the advisor's contract provides for fees as follows:

        0.55% per annum on the first $50 million of average daily net assets of the Trust;
        0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million;
        The fee paid to SAC during 1996 for the Sentinel Pennsylvania Tax-Free Trust was $188,994.

     (C) As compensation for its services to each of the six portfolios of Market Street Fund, Inc. which it manages, the advisor's contract provides for fees as follows:

     (1)  With respect to the Bond Portfolio ($14.2 million).
        0.35% per annum of the first $100 million of average daily net assets of the portfolio; and
        0.30$ per annum on such assets in excess of $100 million;
        The fee paid to SAC during 1996 for the Bond Portfolio was $53,767.

     (2)  With respect to the Managed Portfolio ($35.7 million).
        0.40% per annum of the first $100 million of average daily net assets of the portfolio; and
        0.35% per annum of such assets in excess of $100 million;
        The fee paid to SAC during 1996 for the Managed Portfolio was $157,156.

     (3) With respect to the Aggressive Growth Portfolio ($23.5 million). 0.50% per annum on the first $20 million of average daily net assets of the portfolio;
        0.40% per annum on the next $20 million of such assets; and 0.30% per annum on such assets in excess of $40 million;
        The fee paid to SAC during 1996 for the Aggressive Growth Portfolio was $134,923.

     (4)  With respect to the Sentinel Growth Portfolio ($0).
        0.50% per annum on the first $20 million of the average daily net assets of the portfolio;
        0.40% per annum on the next $20 million of such assets; and 0.30% per annum on such assets in excess of $40 million.
        The fee paid to SAC during 1996 for the Sentinel Growth Portfolio was $20,371.

     (5)  With respect to the Common Stock Portfolio ($0).
        0.40% per annum on the first $100 million of the average daily net assets of the portfolio; and
        0.35% per annum on such assets in excess of $100 million.
        The fee paid to SAC during 1996 for the Common Stock Portfolio was $17,385.

     (6)  With respect to Money Market Portfolio ($81,882)
        0.25% per annum on the average daily net assets of the Portfolio. The fee paid to SAC during 1996 for the Money Market Portfolio was $81,712.

                                    EXHIBITS

A.  Investment Advisory Agreement dated September 11, 1990 between Fund and NAM.

B.  Investment Advisory Agreement dated May 1, 1997 between the Fund and SAC.

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, dated September 11, 1990, between Market Street Fund, Inc. (the "Fund"), a corporation organized under the laws of the State of Maryland, and Newbold's Asset Management, Inc. (the "Adviser"), a corporation organized under the laws of the Commonwealth of Pennsylvania.

     WHEREAS, the Fund is a registered investment company under the Investment Company Act of 1940 ("Investment Company Act") which maintains several investment portfolios for the use of the Fund's shareholders which are separate accounts established and maintained by insurance companies;

     WHEREAS, one of the Fund's portfolios, the Growth Portfolio, has the current objective of achieving intermediate and long-term capital growth by investing in common stocks of companies believed to offer above average growth potential over both the intermediate and the long-term, with current income as a secondary consideration;

     WHEREAS, the Fund desires that Newbold's Asset Management, Inc. act as investment adviser with respect to the Growth Portfolio;

     WHEREAS, the Investment Company Act prohibits any person from acting as investment adviser of a registered investment company except pursuant to a written agreement;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     NOW, THEREFORE, the Fund and the Adviser hereby agree as follows:

     1. At its own expense and subject to supervision of the Board of Directors of the Fund ("the Directors"), the Adviser will provide investment advisory services with respect to the Fund's Growth Portfolio ("Growth Portfolio") in accordance with the Growth Portfolio's investment objectives, policies and restrictions as stated in the Fund's Prospectus, as from time to time in effect, the Articles of Incorporation and By-laws of the Fund, and the Investment Company Act and appropriate State Insurance Laws, each as amended from time to time. The Adviser agrees to furnish the services described below for the compensation provided by this Agreement. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

     2. In connection with its obligations hereunder, the Adviser shall, subject to supervision by the Directors, manage the investment and reinvestment of the assets of the Growth Portfolio. Subject to the limitations set forth in Paragraph 1 above, the Adviser shall:

          (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Growth Portfolio as set forth in the Fund's prospectus, as amended from time to time;

          (b) consult with the Directors and furnish to the Directors recommendations with respect to an overall investment plan and any changes thereto for the Growth Portfolio for approval, modification, or rejection by the Directors;

          (c) seek out, present, and recommend specific investment opportunities, consistent with any overall investment plan approved by the Directors;

          (d) take such steps as are necessary to implement any overall investment plan approved by the Directors, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Growth Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments; and

          (e) determine the composition of the assets of the Growth Portfolio, including the purchase, retention or sale of the securities and cash contained in that Portfolio.

     3. The Adviser shall effect all purchases and sales of investments for the Growth Portfolio in a manner consistent with the limitations set forth in Paragraph 1 above.

     4. The Adviser shall regularly report to the Directors with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Growth Portfolio. The Adviser, either through persons employed by it or at its own expense, shall furnish to the Directors, at least once every three months, a schedule of the investments and other assets held in the Growth Portfolio and a statement of all purchases and sales for the Growth Portfolio made since the last report.

     5. The Adviser shall maintain all accounts, records, memoranda, instructions, or authorizations relating to the acquisition or disposition of investments for the Growth Portfolio as required by law.

     The Adviser agrees that all accounts and records which it maintains for the Fund's Growth Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund, or to the Directors, any or all such accounts and records upon request. The Fund or its authorized representative shall have the right to copy any records in the possession of the Adviser which pertain to the Growth Portfolio of the Fund. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Growth Portfolio in a confidential manner. All such accounts or records shall be made available, within five (5) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Adviser's offices. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the Directors, or as may be required by any governmental agency having jurisdiction over the Fund or any insurance companies investing in the Fund.

     6. (a) In consideration of the services rendered pursuant to this Agreement, the Fund shall pay the Adviser monthly compensation at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the Growth Portfolio, and 0.30% of the average daily net assets of the Growth Portfolio in excess of $40 million.

        (b) If this Agreement is terminated at any time, any compensation owed the Adviser pursuant to subparagraph (a) above shall be payable upon the date of termination of this Agreement.

     7. The Adviser shall be responsible for all expenses incurred in performing the investment advisory services herein set forth, including costs of compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Growth Portfolio. All brokers' commissions, transfer taxes and other fees relating to purchases and sales of investments for the Growth Portfolio shall be paid out of assets allocated to the Growth Portfolio.

     8. The Adviser shall, subject to the supervision of the Directors, arrange for the placement of orders for the Growth Portfolio, either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitation: the Adviser shall use its best judgment to choose brokers who will obtain the best prices and executions on securities transactions and whose commissions are most reasonable. In addition to seeking the best price and execution, the Adviser may also take into consideration research and statistical information and wire and other quotation services provided to the Adviser. However, the Adviser shall select only brokers whose commissions it believes are reasonable. The Adviser will periodically evaluate the statistical data, research and other investment services provided by brokers and dealers to it. Such services may be used by the Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations.

     9. The Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Growth Portfolio in connection with the subject matter of this Agreement unless such loss arises from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     10. The Adviser and any affiliate of the Adviser may engage in any other business or act as adviser to or investment manager of any other person, even thought the Adviser, any affiliate of the Adviser, or any such other person has or may have investment policies similar to those for the Growth Portfolio, so long as the Adviser's services under this Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Fund are or may become interest in the Adviser, as directors, officers, employees, shareholders or otherwise and that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Fund, and that the Adviser may become interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or any transaction hereunder except as otherwise provided in the Articles of Incorporation or By-laws of the Fund and the Adviser, respectively, or by specific provisions of applicable law.

     It is agreed that the Adviser or its affiliates may use any investment research obtained for the benefit of the Growth Portfolio in providing investment advice to its other investment advisory accounts or for use in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or the entities advised by the Adviser may be considered by and may be useful to the Adviser in carrying out its obligations to the Growth Portfolio.

     Nothing herein contained shall prevent the Adviser or any affiliate of the Adviser from buying or selling, or from recommending or directing any other person to buy or sell, at any time, securities of the same kind or class recommended by the Adviser to be purchased or sold for the Growth Portfolio. When the Adviser deems the purchase or sale of a security to be in the best interests of the Growth Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Growth Portfolio with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Growth Portfolio and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for Growth Portfolio.

     11. This Agreement shall not be effective unless and until it is approved by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act), by vote cast in person at a meeting called for the purpose of voting such approval and by the parties to this Agreement. This Agreement shall come into full force and effect on May 1, 1989, or upon the effectiveness of the amendment to the Fund's Registration Statement reflecting this Agreement filed with the Securities and Exchange Commission under the Securities Act of 1933, whichever is later, provided this Agreement shall have been approved by a vote of the "majority" of the outstanding shares (as defined in the Investment Company Act) of the Growth Portfolio.

     12. This Agreement shall continue until December 31, 1989 and thereafter for successive annual periods ending December 31, of each year, provided such continuance is specifically approved at least annually by (i) the Directors or
(ii) by a vote of a majority of the shareholders of the Growth Portfolio as set forth in paragraph 11 above, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting such approval. The Fund agrees that it will notify the Adviser in writing each year of such annual approval.

     13. (a) This Agreement shall terminate automatically in the event of its assignment.

         (b) This Agreement may be terminated at any time without the payment of any penalty, (i) by a majority of the Directors for cause or upon sixty days written notice addressed to the Adviser or (ii) by a vote of a "majority" of the shareholders as set forth in paragraph 11 above, or (iii) by the Adviser on sixty days written notice addressed to the Fund at its principal place of business. Cause is defined and limited for this purpose to mean willful misfeasance, bad faith, or gross negligence by the Adviser in the performance of its duties or reckless disregard by the Adviser of its obligations and duties under this Agreement.

     14. This Agreement shall be construed in accordance with Pennsylvania law.

     15. The Fund understands that the Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts including other investment companies, and the Fund has no objection to the Adviser's so acting, provided that the Adviser duly performs all obligations under this Agreement.

     16. The Fund understands that the persons employed by the Adviser to assist in the performance of its duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that the Adviser duly performs all obligations under this Agreement.

     17. This Agreement shall be subject to the provisions of the Investment Company Act and the Investment Advisers Act and the rules, regulations, and rulings thereunder, as from time to time in effect, including such exemptions therefrom as the Securities and Exchange Commission may grant. The terms used in this Investment Advisory Agreement, and any amendments thereof, shall be interpreted and construed in accordance therewith. Without limiting the generality of the foregoing, the term "assignment" shall not include any transaction exempted from section 15(a)(4) of the Investment Company Act by an order of the Securities and Exchange Commission.

     18. The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the operations of PMLIC or the Fund, present or future, any materials reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the Directors or as may be required by any governmental agency having jurisdiction.

     19. In the event of termination for any reason all records shall promptly be returned to the Fund free from any claim or retention of rights by the Adviser.

     20. The Adviser shall not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as expressly authorized herein and, further, the Adviser will keep confidential any information pursuant to the service relationship set forth herein and disclose such information only if the Fund has authorized such disclosure or such disclosure is expressly required by applicable federal or state regulatory authorities.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the date and year first above written.

                                                   MARKET STREET FUND, INC.

Witness

                                                   By:
                                                       ----------------------------------------
                                                       Stanley R. Reber
--------------------------------------------

                                                   NEWBOLD'S ASSET MANAGEMENT, INC.

Witness

                                                   By:
                                                       ----------------------------------------
--------------------------------------------

                                   EXHIBIT B
                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, dated as of May 1, 1997, between Market Street Fund, Inc. (the "Fund"), a corporation organized under the laws of the State of Maryland, and Sentinel Advisors Company (the "Adviser"), a Vermont general partnership.

     WHEREAS, the Fund is a registered investment company under the Investment Company Act of 1940 ("Investment Company Act") and maintains several investment portfolios for the use of the Fund's shareholders which are separate accounts established and maintained by insurance companies;

     WHEREAS, the Growth Portfolio of the Fund has the current objective of achieving intermediate and long-term growth of capital; with a reasonable level of income being an important objective but not the primary objective;

     WHEREAS, the Fund desires that Sentinel Advisors Company act as investment adviser with respect to the Growth Portfolio;

     WHEREAS, the Investment Company Act prohibits any person from acting as an investment advisor to an investment company except pursuant to a written agreement;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     NOW, THEREFORE, the Fund and the Adviser hereby agree as follows:

     1. At its own expense and subject to supervision of the Board of Directors of the Fund (the "Directors"), the Adviser will provide investment advisory services with respect to the Fund's Growth Portfolio (the "Portfolio") in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Fund's Prospectus, as from time to time in effect, the Articles of Incorporation and By-laws of the Fund, and the Investment Company Act and appropriate State Insurance Laws, each as amended from time to time. The Adviser agrees to furnish the services described below for the compensation provided by this Agreement. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

     2. In connection with its obligations hereunder, the Adviser shall, subject to supervision by the Directors, manage the investment and reinvestment of the assets of the Portfolio. Subject to the limitations set forth in Paragraph 1 above, the Adviser shall:

        (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio as set forth in the Fund's prospectus, as amended from time to time;

        (b) consult with the Directors and furnish to the Directors recommendations with respect to an overall investment plan and any changes thereto for the Portfolio for approval, modification, or rejection by the Directors;

        (c) select specific investment opportunities, consistent with any overall investment plan approved by the Directors;

        (d) take such steps as are necessary to implement any overall investment plan approved by the Directors, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments; and

        (e) determine the composition of the assets of the Portfolio, including the purchase, retention or sale of the securities and cash contained in the Portfolio.

     3. The Adviser shall effect all purchases and sales of investments for the Portfolio in a manner consistent with the limitations set forth in Paragraph 1 above.

     4. The Adviser shall regularly report to the Directors with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio. The Adviser, either through persons employed by it or at its own expense, shall furnish to the Directors, at least once every three months, a schedule of the investments and other assets held in each Portfolio and a statement of all purchases and sales for each Portfolio made since the last report.

     5. The Adviser shall maintain all accounts, records, memoranda, instructions, or authorizations relating to the acquisition or disposition of investments for the Portfolio as required by law.

        The Adviser agrees that all accounts and records which it maintains for the Fund's Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund, or to the Directors, any or all such accounts and records upon request. The Fund or its authorized representative shall have the right to copy any records in the possession of the Adviser which pertain to the Portfolio. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Portfolios in a confidential manner. All such accounts or records shall be made available, within five (5) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Adviser's offices. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the Directors, or as may be required by any governmental agency having jurisdiction over the Fund or any insurance companies investing in the Fund.

     6. (a) For the services provided to the Portfolio, the Adviser will be compensated monthly in arrears at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio, and 0.30% of the average daily net assets of the Portfolio in excess of $40 million.

          (b) If this Agreement is terminated at any time, any compensation owed the Adviser pursuant to subparagraph (a) above shall be payable upon the date of termination of this Agreement.

     7. The Adviser shall be responsible for all expenses incurred in performing the investment advisory services herein set forth, including costs of compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Portfolio. All brokers' commissions, transfer taxes and other fees relating to purchases and sales of investments shall be paid out of assets allocated to the Portfolio.

     8. The Adviser shall, subject to the supervision of the Directors, arrange for the placement of orders for the Portfolio, either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitation; the Adviser shall use its best judgment to choose brokers who will obtain the best prices and executions and securities transactions and whose commissions are most reasonable. In addition to seeking the best price and execution, the Adviser may also take into consideration research and statistical information and wire and other quotation services provided to the Adviser. However, the Adviser shall select only brokers whose commissions it believes are reasonable. The Adviser will periodically evaluate the statistical data, research and other investment services provided by brokers and dealers to it. Such services may be used by the Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations.

     9. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the subject matter of this Agreement unless such loss arises from willful misfeasance on its part in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     10. The Adviser and any affiliate of the Adviser may engage in any other business or act as adviser to or investment manager of any other person, even though the Adviser, any affiliate of the Adviser, or any such other person has or may have investment policies similar to those for the Portfolio, so long as the Adviser's services under this Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Adviser, as directors, officers, employees, shareholders or otherwise and that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Fund, and that the Adviser may become interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or any transaction hereunder except as otherwise provided in the Articles of Incorporation or By-laws of the Fund and the Adviser, respectively, or by specific provisions of applicable law.

         It is agreed that the Adviser or its affiliates may use any investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts or for use in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or the entities advised by the Adviser may be considered by and may be useful to the Adviser in carrying out its obligations to the Portfolio.

         Nothing herein contained shall prevent the Adviser or any affiliate of the Adviser from buying or selling, or from recommending or directing any other person to buy or sell, at any time, securities of the same kind or class recommended by the Adviser to be purchased or sold for the Portfolio. When the Adviser deems the purchase or sale of a security to be in the best interests of any of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     11. This Agreement shall not be effective unless and until it is approved by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act), by vote cast in person at a meeting called for the purpose of voting such approval and by the parties to this Agreement. This Agreement shall come into full force and effect on May 1, 1997, or upon the effectiveness of the amendment to the Fund's Registration Statement reflecting this Agreement filed with the Securities and Exchange Commission under the Securities Act of 1933, whichever is later, provided this Agreement shall have been approved by a vote of the "majority" (as defined in the Investment Company Act) of the outstanding shares of the Portfolio.

     12. This Agreement shall continue until December 31, 1998 and thereafter for successive annual periods ending December 31, of each year, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) by the vote of a "majority" of the shareholders of the Portfolio as set forth in paragraph 11 above, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the Investment Company
        Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting such approval. The Fund agrees that it will notify the Adviser in writing each year of such annual approval.

     13. (a) This Agreement shall terminate automatically in the event of its assignment.

        (b) This Agreement may be terminated at any time without the payment of any penalty, (i) by a majority of the Directors for cause or upon sixty days written notice addressed to the Adviser or (ii) by a vote of a "majority" of the shareholders as set forth in paragraph 11 above, or (iii) by the Adviser on sixty days written notice addressed to the Fund at its principal place of business. Cause is defined and limited for this purpose to mean willful misfeasance by the Adviser in the performance of its duties or reckless disregard by the Adviser of its obligations and duties under this agreement.

     14. This Agreement shall be construed in accordance with Pennsylvania law.

     15. The Fund understands that the Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts including other investment companies, and the Fund has no objection to the Adviser's so acting, provided that the Adviser duly performs all obligations under this Agreement.

     16. The Fund understands that the persons employed by the Adviser to assist in the performance of its duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that the Adviser duly performs all obligations under this Agreement.

     17. This Agreement shall be subject to the provisions of the Investment Company Act and the Investment Advisers Act and the rules, regulations, and rulings thereunder, as from time to time in effect, including such exemptions therefrom as the Securities and Exchange Commission may grant. The terms used in this Investment Advisory Agreement, and any amendment thereof, shall be interpreted and construed in accordance therewith. Without limiting the generality of the foregoing, the term "assignment" shall not include any transaction exempted from section 15(a)(4) of the Investment Company Act by an order of the Securities and Exchange Commission.

     18. The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the operations of Provident Mutual Life Insurance Company of Philadelphia, Providentmutual Life and Annuity Company of America, National Life Insurance Company or the Fund, present or future, any materials reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the Directors or as may be required by any governmental agency having jurisdiction.

     19. In the event of termination for any reason all records shall promptly be returned to the Fund free from any claim or retention of rights by the Adviser.

     20. The Adviser shall not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as expressly authorized herein and further the Adviser will keep confidential any information pursuant to the service relationship set forth herein and disclose such information only if the Fund has authorized such disclosure or such disclosure is expressly required by applicable federal or state regulatory authorities.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the date and year first above written.

                                                   MARKET STREET FUND, INC.

Witness

                                                   By:
                                                       ----------------------------------------
                                                       Stanley R. Reber
--------------------------------------------

                                                   SENTINEL ADVISORS COMPANY

Witness

                                                   By:
                                                       ----------------------------------------
                                                       Keniston P. Merrill, Chairman
--------------------------------------------

                            VOTING INSTRUCTION FORM
                            MARKET STREET FUND, INC.

   VOTING INSTRUCTIONS SOLICITED ON BEHALF OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY OR PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA FOR SPECIAL
     MEETING OF SHAREHOLDERS OF THE GROWTH PORTFOLIO OF MARKET STREET FUND,
                       INC. TO BE HELD ON APRIL 24, 1997

        I hereby instruct Provident Mutual Life Insurance Company ("PMLIC") or Providentmutual Life Annuity Company of America ("PLACA"), as appropriate, to vote the shares of the Growth Portfolio of Market Street Fund, Inc. (the "Fund") as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on April 24, 1997, at 9:00 a.m. Eastern Time, or any adjournments thereof at 1600 Market Street, Berwyn, Pennsylvania 19321 as follows:

        / / FOR                 / / AGAINST             / / ABSTAIN

        (1) Approval of the Investment Advisory Agreement between the Fund and Sentinel Advisors Company ("SAC") regarding SAC providing investment advisory services with respect to the assets of the Growth Portfolio.

        (2) In the discretion of PMLIC and PLACA upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated March 25, 1997. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO A PROPOSAL LISTED ON THE REVERSE SIDE, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSAL.

        THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF PMLIC OR PLACA, AS APPROPRIATE, IN WRITING.


                             ----------------------------  -------------------
                                        Signature                 Date


Policy:   WWWWWWWWWW
Insured:  WWWWWWWWWWWWWWWWWWWWWWWWWWW     Please sign, date and return this
                                          Form promptly.  Signature should be
                                          exactly as name or names appear
                                          on this Voting Instruction Form.  If
                                          the individual signing the form is a
                                          fiduciary (e.g. attorney, executor,
                                          trustee, guardian, etc.) the
                                          individual's signature must be
          WWWWWWWWWWWWWWWWWWWWWWWWWWW     followed by his or her full title.
          WWWWWWWWWWWWWWWWWWWWWWWWWWW
          WWWWWWWWWWWWWWWWWWWWWWWWWWW      NUMBER OF SHARES FOR WHICH YOU ARE
          WWWWWWWWWWWWWWWWWWWWWWWWWWW      ENTITLED TO GIVE VOTING INSTRUCTIONS:
          WWWWWWWWWWWWWWWWWWWWWWWWWWW
                                              WWWWWWWWWWW  Growth Portfolio

              PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY
--------------------------------------------------------------------------------